Virtus Rampart Equity Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated August 31, 2020 to the

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2020, as supplemented

IMPORTANT NOTICE TO INVESTORS

The statutory prospectus and SAI for Virtus Opportunities Trust have been updated to reflect changes to Virtus Rampart Equity Trend Fund, including a name change.

Effective August 31, 2020, the Virtus Rampart Equity Trend Fund’s name has been changed to Virtus FORT Trend Fund (the “Fund”). The disclosure for Virtus Rampart Equity Trend Fund in the Virtus Opportunities Trust statutory prospectus and SAI is no longer valid. Please see the Fund’s separate statutory prospectus, summary prospectus and SAI for additional disclosure regarding these changes.

Investors should retain this amendment with the

Prospectuses and SAI for future reference.

VOT 8020 RampartEquityTrendFORTChanges (8/2020)